SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                          Capital Southwest Corporation
     -----------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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          ------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

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     3)   Per unit  price  or other  underlying  value of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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     1)   Amount Previously Paid:

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     4)   Date Filed:

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
                                                                    June 4, 1999



To the Shareholders of Capital Southwest Corporation:

         The Annual Meeting of Shareholders of our Corporation will be held on Monday, July 19, 1999, at 10:00 a.m. in the North Dallas Bank Tower Meeting Room (First Floor), 12900 Preston Road, Dallas, Texas.

         A Notice of the Annual Meeting, a Proxy and a Proxy Statement containing information about matters to be acted upon are enclosed. In addition, the Capital Southwest Corporation Annual Report for the fiscal year ended March 31, 1999 is enclosed to provide information regarding the performance of the Corporation during the past year. Holders of Common Stock are entitled to vote on the basis of one vote for each share held. If you attend the Annual Meeting, you retain the right to vote in person even though you previously mailed the enclosed Proxy.

         It is important that your shares be represented at the meeting whether or not you are personally in attendance. Please review the Proxy Statement and sign, date and return the enclosed Proxy at your earliest convenience. I look forward to meeting with you and, together with our directors and officers, discussing the Corporation's business. I hope you will be present.

                                                 Very truly yours,



                                                 William R. Thomas
                                                 Chairman of the Board
                                                 and President

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 1999

To the Shareholders of Capital Southwest Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of Capital Southwest Corporation, a Texas corporation (the "Corporation"), will be held on Monday, July 19, 1999, at 10:00 a.m., Dallas time, in the Meeting Room (First Floor) of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, for the following purposes:

1. To elect five directors to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified.

2. To consider and vote upon the authorization and adoption of the 1999 Stock Option Plan (a copy of which is attached as Exhibit A to the accompanying Proxy Statement).

3. To ratify the appointment of KPMG LLP as independent auditors for the Corporation.

4. To transact such other business as may properly come before the meeting and any adjournment thereof.

Only holders of Common Stock of the Corporation of record at the close of business on June 1, 1999 will be entitled to notice of, and to vote at, the meeting and any adjournment thereof.

If you do not expect to attend in person, please sign, date and return the proxy at your earliest convenience in the enclosed envelope. No postage is required for mailing in the United States. A prompt return of your proxy will be appreciated as it will save the expense of further mailings.

                                          By Order of the Board of Directors
                                          TIM SMITH
                                          Secretary
Dallas, Texas
June 4, 1999

                                 PROXY STATEMENT

                       FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 19, 1999

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Capital Southwest Corporation, a Texas corporation (the "Corporation"), of proxies to be voted at the Annual Meeting of Shareholders to be held on July 19, 1999 or any adjournment thereof. The date on which this Proxy Statement and the enclosed form of proxy are first being sent or given to shareholders of the Corporation is on or about June 4, 1999.

                             PURPOSES OF THE MEETING

         The Annual Meeting of the Shareholders is to be held for the purposes of (1) electing five persons to serve as directors of the Corporation until the next Annual Meeting of Shareholders, or until their respective successors shall be elected and qualified (see ELECTION OF DIRECTORS); (2) authorizing and adopting the 1999 Stock Option Plan of the Corporation pursuant to which options may be granted to officers and employees of the Corporation and certain of its subsidiaries to purchase up to an aggregate of 140,000 shares of Common Stock of the Corporation (see AUTHORIZATION AND ADOPTION OF 1999 STOCK OPTION PLAN); (3) ratifying the appointment by the Board of Directors of KPMG LLP as independent auditors for the Corporation (see APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS); and (4) transacting such other business as may properly come before the meeting or any adjournment thereof.

         To be elected a director, each nominee must receive the favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting. The favorable vote of the holders of a majority of the shares of common stock entitled to vote and represented at the Annual Meeting is required for the authorization and adoption of the 1999 Stock Option Plan. In order to ratify the appointment of KPMG LLP as independent auditors for the Corporation for the year ending March 31, 2000, the ratification proposal must receive the favorable vote of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting.

         The Board of Directors unanimously recommends that the shareholders vote FOR the election as directors of the persons named under ELECTION OF DIRECTORS, FOR the authorization and adoption of the 1999 Stock Option Plan, and FOR the ratification of the appointment of KPMG LLP as independent auditors.

                              VOTING AT THE MEETING

         The record date for holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting of Shareholders is the close of business on June 1, 1999, at which time the Corporation had outstanding and entitled to vote at the meeting 3,815,051 shares of Common Stock.

         The presence, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. In deciding all questions, a shareholder shall be entitled to one vote, in person or by proxy, for each share of Common Stock held in his name at the close of business on the record date. Shareholders who are present, in person or by proxy, but abstain from voting on any item will be counted as present at the meeting, but not voting on any such item. Similarly, nominees (such as broker-dealers) who are present, in person or by proxy, but abstain or refrain from voting on any item, will be counted as present at the meeting, but not voting on any such item.

         Each proxy delivered to the Corporation, unless the shareholder otherwise specifies therein, will be voted FOR the election as directors of the persons named under ELECTION OF DIRECTORS (PROPOSAL 1), FOR the authorization and adoption of the 1999 Stock Option Plan (PROPOSAL 2) and FOR the ratification of the appointment by the Board of Directors of KPMG LLP as independent auditors (PROPOSAL 3). In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specification. As to any other matter or business which may be brought before the meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the judgment of the person or persons voting the same, but neither management nor the Board of Directors of the Corporation knows of any such other matter or business. Any shareholder has the power to revoke his proxy at any time insofar as it is then not exercised by giving notice of such revocation, either personally or in writing, to the Secretary of the Corporation or by the execution and delivery to the Corporation of a new proxy dated subsequent to the original proxy.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information with respect to the beneficial ownership of Common Stock of the Corporation as of May 1, 1999 by (1) each person, so far as is known to the management of the Corporation, who is the beneficial owner (as that term is defined in the rules and regulations of the Securities and Exchange Commission) of more than 5% of the outstanding Common Stock, (2) each executive officer listed in the Summary Compensation Table, (3) each director of the Corporation, and (4) all directors and executive officers of the Corporation as a group. Unless otherwise indicated below, each of the persons named in the table has sole voting and investment power with respect to the shares indicated to be beneficially owned.




         Name and Address                             Shares Owned              Percent
         of Beneficial Owner                          Beneficially              of Class
         -------------------                          ------------              --------

         William R. Thomas
         12900 Preston Rd., Suite 700
         Dallas, Texas 75230.......................   997,602  (1)(2)           26.2%

         Tim Smith
         12900 Preston Rd., Suite 700
         Dallas, Texas  75230......................   436,965  (2)(3)           11.4

         First Manhattan Company
         437 Madison Avenue
         New York, New York  10022.................   274,576  (4)               7.2

         U.S. Trust Corporation
         114 West 47th Street
         New York, New York 10036..................   249,743  (5)               6.6

         Gary L. Martin............................   151,897  (2)(3)            4.0

         Patrick F. Hamner.........................   125,648  (2)(3)            3.3

         Graeme W. Henderson.......................     4,700  (6)               0.1

         James M. Nolan............................     4,000                    0.1

         D. Scott Collier..........................     2,800                    0.1

         John H. Wilson............................     1,000                     -

         All directors and executive officers
         as a group (8 persons).................... 1,176,460  (7)              30.5



         (1) Mr. Thomas has sole voting and investment power with respect to 584,437 shares, which include 48,725 shares owned by two of his children and 206,525 shares owned by Thomas Heritage Partners, Ltd., in which Mr. Thomas has a 50.7% limited partnership interest. Mr. Thomas holds a majority interest in and is President and sole manager of Thomas Heritage Company, LLC, the sole general partner of Thomas Heritage Partners, Ltd.

         (2) Messrs. Smith and Thomas constitute a majority of the trustees of certain trusts pursuant to employee stock ownership plans for employees of the Corporation and its wholly-owned subsidiaries owning 325,021 shares, with the power as trustees to vote such shares. Messrs. Smith and Thomas also participate in the power to direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for employees of the Corporation and certain wholly-owned subsidiaries of the Corporation. Accordingly, Messrs. Smith and Thomas have shared voting and investment power with respect to the 413,165 shares, representing 10.8% of the outstanding Common Stock of the Corporation, owned by the aforementioned trusts. Under the rules and regulations of the Securities and Exchange Commission, Messrs. Smith and Thomas are both deemed to be the beneficial owners of such 413,165 shares, which are included in the shares beneficially owned by Messrs. Smith and Thomas.

         Mr. Martin serves as trustee, with Messrs. Smith and Thomas, of one of the aforementioned trusts owning 46,843 shares. Accordingly, Mr. Martin has shared voting and investment power with respect to the 46,843 shares. Under the rules and regulations of the Securities and Exchange Commission, Mr. Martin is deemed to be the beneficial owner of such 46,843 shares, which are included in the shares beneficially owned by Mr. Martin.

         Of the shares owned by trusts pursuant to the aforementioned employee stock ownership plans, 942 and 3,764 were allocated to Messrs. Smith and Martin, respectively, all of which were vested.

         Mr. Hamner, with Messrs. Smith and Thomas, participates in the power to direct the trustees in the voting of 88,144 shares owned by a trust pursuant to a pension plan for employees of the Corporation and certain wholly-owned subsidiaries of the Corporation. Under the rules and regulations of the Securities and Exchange Commission, Mr. Hamner is deemed to be the beneficial owner of such 88,144 shares, which are included in the shares beneficially owned by Mr. Hamner.

         (3) Includes  12,785,  11,400 and 12,440 shares  subject to immediately
exercisable   stock   options  held  by  Messrs.   Martin,   Smith  and  Hamner,
respectively.

         (4) As reported to the Corporation by First Manhattan Co., that partnership has sole voting and dispositive power with respect to 3,000 shares, shared voting power with respect to 268,576 shares and shared dispositive power with respect to 271,576 shares by reasons of advisory and other relationships with the persons who own the shares.

         (5) As reported to the Corporation by U.S. Trust Corporation, that corporation has shared dispositive power and shared voting power with respect to 249,743 shares via either a trust/fiduciary capacity and/or a portfolio management/agency relationship with the persons who own the shares.

         (6) Includes 1,500 shares held by a retirement trust for the benefit of Mr. Henderson.

         (7) Includes (a) the shares owned by the trusts and partnership referred to in Notes (1) and (2), respectively, to the above table, (b) 36,625 shares subject to immediately exercisable stock options (including those referred to in Note (3) to the above table), (c) 1,500 shares held in a retirement trust for the benefit of Mr. Henderson and (d) 48,725 shares owned by immediate family members of Mr. Thomas.

                       ELECTION OF DIRECTORS (PROPOSAL 1)

         Five directors are proposed to be elected at the meeting to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified. The persons named in the accompanying form of proxy intend to vote such proxy for the election of the nominees named below as directors of the Corporation to serve until the next Annual Meeting of Shareholders or until their respective successors shall be elected and qualified, unless otherwise properly indicated on such proxy. If any nominee shall become unavailable for any reason, the persons named in the accompanying form of proxy are expected to consult with the Board of Directors of the Corporation in voting the shares represented by them at the Annual Meeting. The Board of Directors has no reason to doubt the availability of any of the nominees and no reason to believe that any of the nominees will be unable or unwilling to serve the entire term for which election is sought.

         The names of the nominees, along with certain information concerning them, are set forth below.

GRAEME W. HENDERSON

         Mr. Henderson, age 65, has been a director of the Corporation since 1976 and previously served as a director of the Corporation from 1962 to 1964. Mr. Henderson has been self-employed as a private investor and consultant for more than five years. He served as a director of Starwood Hotels and Resorts Worldwide, Inc. from 1986 to February 1999.

*GARY L. MARTIN

         Mr. Martin, age 52, has been a director of the Corporation since July 1988 and has served as Vice President of the Corporation since July 1984. He previously served as Vice President of the Corporation from 1978 to 1980. Since 1980, Mr. Martin has served as President of The Whitmore Manufacturing Company, a wholly-owned subsidiary of the Corporation.

JAMES M. NOLAN

         Mr. Nolan, age 65, has been a director of the Corporation since July 1980. He has been self-employed as a private investor and consultant to the telecommunications industry since 1978 and served as a director of DSC Communications Corporation from 1981 to 1996.

*WILLIAM R. THOMAS

         Mr. Thomas, age 70, has served as Chairman of the Board of Directors of the Corporation since July 1982 and President of the Corporation since 1980. In addition, he has been a director of the Corporation since 1972 and was previously Senior Vice President of the Corporation from 1969 to 1980. Mr. Thomas also serves as a director of Alamo Group Inc., Encore Wire Corporation, Mail-Well, Inc. and Palm Harbor Homes, Inc.

JOHN H. WILSON

         Mr. Wilson, age 56, has been a director of the Corporation since July 1988. He has been President of U. S. Equity Corporation, a venture capital investment firm, since 1983 and President of Whitehall Corporation from 1995 to 1998. Mr. Wilson also serves as a director of Encore Wire Corporation and Palm Harbor Homes, Inc.

* Messrs. Martin and Thomas are "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires officers and directors of the Corporation and persons who beneficially own more than ten percent of the Corporation's common stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms furnished to the Corporation, or written representations that no Form 5 filings were required, the Corporation believes that each of its officers, directors and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them during the year ended March 31, 1999.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors of the Corporation has established an Audit Committee and a Compensation Committee to assist the Board in carrying out its duties. The Audit Committee monitors the Company's financial reports and accounting practices to ascertain that they are within acceptable limits of sound practice; reviews audit reports submitted by the Corporation's independent auditors; makes recommendations to the Board of Directors regarding the engagement of the independent auditors for audit and non-audit services; evaluates the independence of the auditors; and reviews with the independent auditors the fee, scope and timing of audit and non-audit services. The Compensation Committee periodically reviews the compensation, employee benefit plans and other fringe benefits paid to or provided for officers and directors of the Corporation and approves the annual salaries and bonuses of officers of the Corporation. The Corporation does not have a Nominating Committee.

         Messrs. Graeme W. Henderson, James M. Nolan and John H. Wilson are presently members of both the Audit and Compensation Committees. During the fiscal year of the Corporation ended March 31, 1999, eight meetings (including four telephone meetings) of the Board of Directors were held. In addition, two meetings (including one telephone meeting) of the Compensation Committee and two meetings of the Audit Committee were held. Each of the directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which he served.

                                PERFORMANCE GRAPH

         The following graph compares the Corporation's cumulative total stockholder return during the last five years (based on the market price of the common stock and assuming reinvestment of all dividends and tax credits on retained long-term capital gains) with the Total Return Index for the Nasdaq Stock Market (U.S. Companies) and with the Total Return Index for Nasdaq Financial Stocks, both of which indices have been prepared by the Center for Research in Security Prices at the University of Chicago.



                Comparison of Five Year Cumulative Total Returns


  [Graph omitted]

    Nasdaq Total Return (U.S.)    Nasdaq Financial Stocks    Capital Southwest Corporation
1994            100                        100                           100
1995        111.254                    112.012                       101.307
1996        151.062                     154.35                       171.667
1997        167.833                    198.442                       200.518
1998         254.43                    308.021                       285.513
1999        342.441                    274.508                       223.375




                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

         In addition to reimbursement of travel expenses for attendance at board meetings, a director who is not an employee of the Corporation receives an annual fee of $16,000 for service as a director and $6,000 for service as chairman of a committee of the Board of Directors. In addition, a director who is not an employee of the Corporation receives $1,000 for each directors' meeting (excluding telephone meetings) and $500 for each committee meeting attended, subject to a maximum of $6,000 per year in aggregate meeting fees. Directors' meetings are normally held on a quarterly basis.

Compensation Committee Interlocks and Insider Participation

         None of the Corporation's executive officers served as a member of the Compensation Committee of the Board of Directors or as a director of any other entity, one of whose executive officers served as a member of the Compensation Committee of the Corporation's Board of Directors.

Report of the Compensation Committee

         The goals of the Corporation's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the success of the Corporation's venture capital investment activities. The individual judgments made by the Compensation Committee are subjective and are based largely on the Committee's perception of each executive's contribution to both the past performance and the long-term growth potential of the Corporation. The principal elements of compensation for executive officers are base salary, discretionary bonus payments, stock options granted under the Incentive Stock Option Plan and contributions pursuant to the Employee Stock Ownership Plan.

         Base salaries were determined by the Committee in July 1998 for each of the executive officers on an individual basis, taking into consideration individual contributions to the Corporation's performance, length of tenure with the Corporation, surveys of compensation levels for comparable positions and internal equities among positions. In addition to base salaries, executive officers received bonus payments in March 1999, the amounts of which were determined by the Committee on a discretionary basis, taking into consideration individual performance and the Corporation's overall performance, with particular emphasis on the achievement of long-term investment objectives.

         Under the terms of the Corporation's 1984 Incentive Stock Option Plan, which expired in 1994, the Committee from time to time granted stock options to executive officers to reinforce the alignment of their long-term interests with those of the shareholders. Stock options were granted at exercise prices not less than the fair market value of the stock on the date of grant and thus have no value unless the value of the Corporation's stock appreciates. During the ten years of the 1984 Incentive Stock Option Plan, which provided for options on a maximum of 400,000 shares, the Committee granted options on a total of 294,000 shares, of which 252,000 were exercised and 42,000 are currently unexercised. The Committee granted no incentive stock options during the fiscal year ended March 31, 1999. Based on the Committee's recommendation, the Board of Directors authorized the 1999 Stock Option Plan (described on pages 14 through 18 of this Proxy Statement), subject to shareholder approval at the annual meeting. No options have been granted under the 1999 Stock Option Plan, which provides for the future grant of awards relating to up to 140,000 shares.

         An important additional equity incentive is provided by the Corporation's Employee Stock Ownership Plan, to which the Corporation contributed 5.475% of each participating employee's covered compensation for the fiscal year ended March 31, 1999.

         The Committee established the base salary of the Corporation's chief executive officer, William R. Thomas, in July 1998 and his discretionary bonus in December 1998. Compensation levels for Mr. Thomas were determined on the basis of the factors cited above, all of which are applicable to him as well as other executive officers. Other relevant factors considered by the Committee were the Corporation's performance compared with similar investment companies and Mr. Thomas' role in defining and accomplishing the Corporation's long-term investment objectives and administering its investment management activities.

                                              Compensation Committee
                                              James M. Nolan, Chairman
                                              Graeme W. Henderson
                                              John H. Wilson

Summary Compensation Table

         The following table sets forth summary information regarding the compensation earned by or paid to William R. Thomas, Chairman of the Board and President; Gary L. Martin, Vice President; Patrick F. Hamner, Vice President; Tim Smith, Vice President and Secretary-Treasurer; and D. Scott Collier, Vice President, officers of the Corporation whose total compensation earned during the fiscal year ended March 31, 1999 exceeded $100,000.


                                                      Annual Compensation
                                          ---------------------------------------
       Name and                Fiscal                              Other Annual          All Other
 Principal Position             Year      Salary        Bonus     Compensation(1)     Compensation(2)
 ------------------            ------     ------        -----     ---------------     ---------------
William R. Thomas               1999     $250,000     $ 85,417      $12,000                 -
     Chairman of the            1998      250,000      145,833       24,000                 -
     Board and President        1997      250,000      145,417       18,000                 -

Gary L. Martin                  1999      157,000       42,279           -                 1,600
     Vice President             1998      152,500        1,481           -                  -
                                1997      148,000       36,898           -                12,272




                                       9





                                                      Annual Compensation
                                          ---------------------------------------
       Name and                Fiscal                              Other Annual           All Other
 Principal Position             Year      Salary        Bonus     Compensation(1)      Compensation(2)
 ------------------            ------     ------        -----     ---------------      ---------------

Patrick F. Hamner               1999     $112,248      $44,792       $3,180               $ 8,598
     Vice President             1998      102,500       48,667        8,511                14,164
                                1997       96,500       44,083        5,469                11,401

Tim Smith                       1999      103,750       39,375        2,898                 7,836
     Vice President and         1998       98,000       43,333        7,957                13,243
       Secretary-Treasurer      1997       90,500       38,833        5,031                10,489

D. Scott Collier                1999       95,149       33,958        2,614                 7,069
     Vice President             1998       87,500       37,500        7,038                11,713
                                1997       77,500       38,333        4,506                 9,394

-----------
(1)  Amounts accrued for each executive officer in lieu of a contribution to his
     account  in  an  employee  stock   ownership  plan  for  employees  of  the
     Corporation and one of its wholly-owned subsidiaries (the "ESOP").

(2)  Amounts contributed to the ESOP accounts of each executive officer.

     The aggregate amount of perquisites and other personal benefits provided to Messrs. Thomas, Martin, Hamner, Smith and Collier was less than 10% of the total of annual salary and bonus of such officers.

     In accordance with the Corporation's established policy, its officers and employees are required to remit to the Corporation all compensation received for serving as a director of any portfolio company of the Corporation.

Additional Compensation Information

     The following table sets forth additional compensation information for the fiscal year ended March 31, 1999 for each of the three highest-paid executive officers whose compensation exceeded $60,000 (William R. Thomas and Gary L. Martin, both of whom are directors of the Corporation, and Patrick F. Hamner) and for all other directors (Graeme W. Henderson, James M. Nolan and John H. Wilson), none of whom are employees of the Corporation.


                                                        Pension or Retirement
                                    Aggregate            Benefits Accrued as        Estimated Annual
                                Compensation from       Part of Corporation's         Benefits Upon
Name and Position                the Corporation                Expenses                Retirement
-----------------              -------------------      ---------------------       -----------------

William R. Thomas (1)                $347,417                    (3)                       (4)
   Director, Chairman
    and President




                                       10





                                                        Pension or Retirement
                                    Aggregate            Benefits Accrued as        Estimated Annual
                                Compensation from       Part of Corporation's         Benefits Upon
Name and Position                the Corporation                Expenses                Retirement
-----------------              -------------------      ---------------------       -----------------

Gary L. Martin (1)                   $200,879                    (3)                       (4)
     Director and Vice
       President

Patrick F. Hamner (1)                 168,818                    (3)                       (4)
     Vice President

Graeme W. Henderson (2)                28,000                   None                      None
     Director

James M. Nolan (2)                     28,000                   None                      None
     Director

John H. Wilson (2)                     22,000                   None                      None
     Director

------------
(1) See Option Exercises and Fiscal Year End Values for information regarding stock options exercised during or held at the end of the fiscal year ended March 31, 1999. See Retirement Plans for information on the Corporation's Retirement Plan and Retirement Restoration Plan. See Stock Ownership Plan for a description of the Corporation's Employee Stock Ownership Plan and Summary Compensation Table for amounts contributed to each officer's ESOP account.

(2) Directors who are not employees of the Corporation are compensated as described under Compensation of Directors and are not participants in the Corporation's Retirement Plan or Employee Stock Ownership Plan.

(3) As described in Note 8 to the Corporation's Consolidated Statements of Financial Condition and Consolidated Statements of Operations, the Retirement Plan was overfunded and therefore generated a benefit for the year ended March 31, 1999. After deducting the expense of the unfunded Retirement Restoration Plan, the Corporation's net benefit attributable to both plans was $311,625 for the year ended March 31, 1999. The Corporation's net benefit is not allocated to individual plan participants.

(4) Individual retirement benefits are based on formulas relating benefits to average final compensation and years of credited service. See Retirement Plans which includes a table of estimated annual retirement benefits.

Option Exercises and Fiscal Year End Values

     The  following  table   discloses,   for  the  named  executive   officers,
information regarding stock options exercised during, or held at the end of, fiscal 1999.


                                                    Number of Securities         Value of Unexercised
                       Shares                      Underlying Unexercised        In-the-Money Options
                     Acquired on    Value           Options at 3/31/99              at 3/31/99 (2)
Name                Exercise (#) Realized (1)  Exercisable(#)  Unexercisable(#) Exercisable Unexercisable
----                ------------ ------------  --------------  ---------------- ----------- -------------

Gary L. Martin          -            -           12,785          1,215           $477,839     $45,411

Patrick F. Hamner       -            -           12,440          1,560            464,945      58,305

Tim Smith               -            -           11,400          2,600            426,075      97,175

D. Scott Collier      13,100     $655,288          -              -                  -           -

-------------
(1) Value realized is calculated as the fair market value on the date of exercise net of the option exercise price, but before any tax liabilities or transaction costs.

(2) Value of unexercised options is calculated as the closing market price on March 31, 1999 ($73.00) net of the option exercise price, but before any tax liabilities or transaction costs.

Retirement Plans

         The foregoing Summary Compensation Table does not include any contribution, payment or accrual under a qualified non-contributory retirement plan (the "Retirement Plan") maintained by the Corporation and certain of its wholly-owned subsidiaries as such amounts cannot readily be separately or individually calculated. Messrs. Collier, Hamner, Martin, Smith and Thomas participate in the Retirement Plan. An eligible employee or his survivor will be entitled under the Retirement Plan to receive, upon retirement, death or disability, monthly payments based upon formulas relating benefits to salary and years of credited service, which is generally determined by averaging the five consecutive years of highest compensation prior to retirement. Salaries and bonuses (excluding other annual compensation) reported in the foregoing Summary Compensation Table are substantially identical to compensation covered by the Retirement Plan ("Covered Compensation").

         The following table sets forth, for purposes of illustration, the estimated annual retirement benefit payable under the Retirement Plan as a straight life annuity upon retirement to participants of specified Covered Compensation and years of credited service who are fully vested (five years of service). Messrs. Collier, Hamner, Martin, Smith and Thomas had 8, 17, 26, 9 and 37 years, respectively, of credited service under the plan as of May 1, 1999. All calculations assume retirement in 1999 at age 65 (normal retirement age).


     Total Covered                                   Estimated Annual Benefits
     Compensation                                      Based on Service of:
                                    15 Years      20 Years     25 Years     30 Years     35 Years
                                    --------      --------     --------     --------     --------

              $125,000..............$ 32,402      $ 43,202     $ 54,003     $ 64,803     $ 75,604
               150,000................39,527        52,702       65,878       79,053       92,229
               175,000................46,652        62,202       77,753       93,303      108,854
               200,000............... 53,777        71,702       89,628      107,553      125,479
               225,000............... 60,902        81,202      101,503      121,803      142,104
               250,000............... 68,027        90,702      113,378      136,053      158,729
               300,000............... 82,277       109,702      137,128      164,553      191,979
               350,000................96,527       128,702      160,878      193,053      225,229
               400,000...............110,777       147,702      184,628      221,553      258,479


Certain of the amounts in the above table are subject to reduction because applicable federal regulations limit the amount of annual benefits payable to certain higher-paid participants under a tax-qualified retirement plan such as the Retirement Plan. The extent of such reductions will vary in individual cases according to circumstances existing at the time pension payments commence. Consequently, the Corporation and certain of its wholly-owned subsidiaries have adopted an unfunded benefit equalization plan (the "Retirement Restoration Plan") to compensate employees of the Corporation and chief executive officers of certain of the Corporation's wholly-owned subsidiaries for the loss of retirement benefits resulting from such limitations. This Retirement Restoration Plan provides for the payment, upon retirement, of the difference between the maximum annual payment permissible under the Retirement Plan pursuant to federal limitations and the amount which would otherwise have been payable.

         Mr. Thomas will be entitled to a substantially increased annual retirement benefit as a result of his service beyond the normal retirement age and to an additional annual retirement benefit as a result of his credited service prior to April 1972 under a retirement benefit formula of the Corporation's Retirement Plan which was modified for credited service subsequent to April 1972. Assuming Mr. Thomas had retired on March 31, 1999, the annual retirement benefit payable to Mr. Thomas under the Retirement Plan and the Retirement Restoration Plan described above would have been $399,490.

Stock Ownership Plan

         The Corporation maintains an employee stock ownership plan ("ESOP") for employees of the Corporation and one of its wholly-owned subsidiaries in which Messrs. Collier, Hamner and Smith participate. The Whitmore Manufacturing Company maintains an employee stock ownership plan for its employees, in which Mr. Martin participates. Employees who have completed one year of credited service, as defined in the plan, are eligible to participate in the ESOP. Contributions to the ESOP are discretionary, within limits established by the Internal Revenue Code. Funds contributed to the trust established under the ESOP are applied by the trustees to the purchase, in the open market at prevailing market prices, of Common Stock of the Corporation. A participant's interest in contributions to the ESOP fully vests after five years of credited service, and such vested interest is distributed to a participant at retirement, death or total disability, or after a one year break in service resulting from termination of employment for any other reason. See Note (2) to the table under STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

        AUTHORIZATION AND ADOPTION OF 1999 STOCK OPTION PLAN (PROPOSAL 2)

         The Board of Directors has authorized, and recommends that the shareholders authorize and adopt, the 1999 Stock Option Plan (the "Stock Option Plan" or the "Plan"). The Board of Directors believes that the Stock Option Plan is an executive compensation plan which is in the best interests of the Corporation and its shareholders. The 1940 Act requires that the proposed Stock Option Plan be authorized and adopted by the shareholders of the Corporation and that any options or dividend equivalent rights granted under the Stock Option Plan must be approved by a majority of the Corporation's directors who have no financial interest in the Stock Option Plan and by a majority of such directors who are not "interested persons" of the Corporation (as defined in the 1940 Act) (hereinafter referred to as the "Required Majority").

         The Stock Option Plan will not become effective, and no options or dividend equivalent rights may be granted thereunder, unless the Stock Option Plan is authorized and adopted by the shareholders of the Corporation.

Objectives of the Plan

         The Stock Option Plan is intended to further the established policy of the Corporation of encouraging ownership of its Common Stock by key employees of the Corporation and its management company subsidiary, Capital Southwest
Management Corporation, and by its officers who are employees of its subsidiaries and of providing incentives for them to enhance the value of the Corporation's stock. By extending to key employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders and to be in their best interests by making it possible for the Corporation to attract and retain the best available talent.

Summary of the Plan

         Set forth below is a summary of the Stock Option Plan and certain information relating thereto. The full text of the Stock Option Plan is attached as Exhibit A to this Proxy Statement, reference to which is hereby made for complete details of the Plan and the following discussion is qualified in its entirety by such reference.

         The Stock Option Plan, which provides for so-called "incentive stock options" ("Incentive Options") and Non-Qualified stock options ("Non-Qualified Options"), authorizes the granting of options to purchase up to an aggregate of 140,000 shares of Common Stock of the Corporation, subject to adjustment as described below. The shares subject to the options are equivalent to approximately 3.5% of the Corporation's fully-diluted shares and will be made available from either authorized and unissued shares or previously issued treasury shares. Unless sooner terminated, the Stock Option Plan will expire on April 19, 2009, and no options may be granted after such date. All regular salaried employees of the Corporation or officers of the Corporation who are regular salaried employees of one of its subsidiaries, will be eligible to receive options. Directors who are not officers or employees of the Corporation or of a subsidiary thereof will not be eligible.

         The Stock Option Plan also authorizes the granting of dividend equivalent rights. Upon the declaration of any capital gain dividend, the Board of Directors shall have the authority to grant dividend equivalent rights with respect to such dividend to eligible employees upon such terms and conditions as it shall establish, subject to the provisions of the Plan. Each dividend equivalent right shall entitle a holder to receive a payment (cash or otherwise) equal to the value on the dividend payment date of any specified capital gain dividend declared and paid by the Corporation on one share of Common Stock. Each dividend equivalent right shall be granted independent of any option.

         The Stock Option Plan will be administered by the Corporation's Board of Directors, which will have authority in its discretion, but subject to the express provisions of the Plan, to determine the employees to whom, and the time or times at which, options shall be granted, the term of each such option, and the number of shares to be covered by each option; to determine whether an option shall be an Incentive Option or a Non-Qualified Option; to determine the employees to whom, and the time or times at which, dividend equivalent rights shall be granted, and the terms of such dividend equivalent rights; to determine the terms (which need not be identical) of option agreements and dividend equivalent right agreements; and to make all other determinations deemed necessary or advisable for the administration of the Plan. The Board of Directors may grant options at any time, or from time to time, during any year except that no options may be granted after April 19, 2009. No option may be granted which would result in the aggregate number of shares of Common Stock issuable upon exercise of all outstanding warrants, options and rights exceeding 20% of the outstanding voting securities of the Corporation or such other limit as may be imposed by Section 61 of the 1940 Act. The approval of a Required Majority of the Board of Directors is required to issue options on the basis that such issuance is in the best interests of the Corporation and its shareholders, and the Board of Directors shall take into consideration the present and anticipated benefits under the Plan and the extent of potential dilution caused by the granting of the option under the Plan.

         The exercise price per share of Common Stock covered by an option granted under the Plan shall in all cases be not less than 100% (110% in the case of an Incentive Option issued to a shareholder owning more than 10% of the Corporation's outstanding Common Stock) of the fair market value of the Common Stock on the date the option is granted. "Fair market value" will be the last reported sale price of the Common Stock at the close of business on the date of the grant on a national securities exchange (which includes the Nasdaq Stock Market) as determined by the Board of Directors. The exercise price must be paid in full, either in cash at the time of exercise, or, subject to any limitations the Board of Directors may impose, in Common Stock of the Corporation at the time of exercise. Fractional shares will not be issued.

         The Board of Directors may grant options under the Plan (and accordingly optionees may purchase shares of Common Stock upon exercise of options granted in accordance with the Plan) at an exercise price per share which is less than the net asset value per share of Common Stock at the time, provided that the exercise price per share of Common Stock covered by an option is not less than 100% (110% in the case of an Incentive Option issued to a shareholder owning more than 10% of the Corporation's outstanding Common Stock) of the fair market value of the Common Stock on the date the option is granted.

         The Board of Directors has the authority to determine certain terms and conditions of the option agreements under which options pursuant to the Stock Option Plan are to be granted. It is anticipated that such option agreements shall contain the following provisions: (i) unless a different vesting schedule is established by the Board, options shall be exercisable to the extent of 20% of the option shares after the expiration of one year following the date the option is granted, and to the extent of an additional 20% following each anniversary date of grant thereafter, all to accumulate to the extent not exercised; and (ii) options shall expire ten years after the date of grant (five years in the case of an Incentive Option issued to a shareholder owning more than 10% of the Corporation's Common Stock). These provisions may be changed in the future, subject to compliance with the Plan.

         Options are not transferable, except by will or by the law of descent and distribution. If employment with the Corporation is terminated for any reason other than for "cause", options may under certain circumstances be exercised within specified periods after such termination. Shares subject to options which expire or are terminated are again available for grant under the Plan. In the event of termination of employment for any reason, any dividend equivalent rights under the Plan held by such employee on the date of termination shall be forfeited, unless otherwise expressly provided by the Board of Directors.

         The Stock Option Plan provides that outstanding options become immediately exercisable if (i) a person who has not owned 10% or more of the Common Stock for ten years acquires 25% or more of the outstanding Common Stock,
(ii) there is a change of a majority of the directors of the Corporation if such new directors have not been approved by the incumbent directors, or (iii) a meeting of shareholders of the Corporation is called for the purpose of voting upon the sale, merger or consolidation of the Corporation with or into another corporation. The potential cost of the benefits afforded option holders could discourage attempts to acquire the Corporation.

         In the event of any change in the shares subject to the Stock Option Plan or any option granted thereunder (through reorganization, recapitalization, stock split, stock dividend, merger, consolidation, or similar events), the Board of Directors shall make such adjustments as it may deem appropriate to prevent dilution or enlargement of option rights.

         The Board of Directors may alter, suspend or discontinue the Stock Option Plan in all respects, except that it may not make any alteration which (except as set forth in the preceding paragraph) would affect an option previously granted without the consent of the holder of the option, and it may not, without shareholder approval, make any alteration which would (a) increase the total number of shares for which options may be granted under the Plan (except as set forth in the preceding paragraph), (b) establish the option price at, or reduce it to, less than 100% (or, as applicable, 110%) of the fair market value on the date of grant, (c) change in substance the provisions relating to eligibility of employees, or (d) extend the term of the Plan or the maximum period during which any option may be exercised.

Federal Income Tax Consequences

         The receipt of an Incentive Option under the Plan does not result in taxable income to an optionee for federal income tax purposes, nor is an optionee required to recognize income upon exercise of an Incentive Option. Under certain circumstances, an alternative minimum tax may apply to the optionee upon exercise of an Incentive Option. If an optionee holds shares purchased under an Incentive Option for a period of at least two years from the date of grant and one year from the date of the transfer of the shares to him upon exercise of the Incentive Option, he should be entitled to treat any profit realized by him upon the disposition of such shares as long-term capital gain. If shares acquired pursuant to the exercise of an Incentive Option granted under the Plan are disposed of within the period referred to above (a disqualifying disposition), profit realized by the optionee up to an amount equal to the difference between the option price and the fair market value of the shares on the date of exercise (or the amount realized on the disposition, if less) is taxable as compensation income rather than capital gain; the remainder of the gain, if any, upon such a disposition of the shares should be taxed as long-term or short-term capital gain, depending on whether the shares had been held for more than one year. The Corporation is not entitled to a deduction for Federal income tax purposes with respect to an Incentive Option granted under the Plan, except to the extent that the optionee must recognize compensation income as described above.

         No income will be recognized by an optionee for federal income tax purposes upon the grant of a Non-Qualified Option. Upon exercise of a Non-Qualified Option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option price paid for such shares. Income recognized upon the exercise of Non-Qualified Options will be considered compensation subject to
withholding  at  the  time  such  income  is  recognized,   and  therefore,  the
Corporation must make the necessary arrangements with the optionee to ensure that the amount of the tax required to be withheld is available for payment. Non-Qualified Options are designed to provide the Corporation with a tax deduction equal to the amount of ordinary income recognized by the optionee at the time of such recognition by the optionee.

         The tax basis of shares transferred to an optionee pursuant to exercise of a Non-Qualified Option is the price paid for such shares plus an amount equal to any income recognized by the optionee as a result of the exercise of such option. If an optionee thereafter sells shares acquired upon exercise of a

Non-Qualified Option, any amount realized over the basis of such shares should constitute capital gain to such optionee for federal income tax purposes.

         An employee holding a dividend equivalent right will recognize taxable income (which should be ordinary income) equivalent to the amount of any payment received under such right for the year such amount is paid. The Corporation is permitted a compensation deduction equal to such amount.

         The favorable vote of the holders of a majority of the shares of Common Stock entitled to vote and represented at the Annual Meeting is required for the authorization and adoption of the 1999 Stock Option Plan.

         The Board of Directors has determined that the Plan and the grant of options thereunder is in the best interests of the Corporation and the shareholders and recommends that the shareholders vote FOR the authorization and adoption of the 1999 Stock Option Plan.

          APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS (PROPOSAL 3)

         The Board of Directors has appointed the firm of KPMG LLP as independent auditors for the fiscal year ending March 31, 2000, subject to ratification by the shareholders. A representative of KPMG LLP is expected to be present at the Annual Meeting with an opportunity to make a statement, and will be available to respond to appropriate questions.

         In order to approve the appointment of KPMG LLP as independent auditors for the Corporation for the year ending March 31, 2000, the proposal must receive the favorable vote of a majority of the shares entitled to vote and represented at the Annual Meeting.

                  SHAREHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

         Any shareholder proposal to be considered by the Corporation for inclusion in the proxy material for the 2000 Annual Meeting of Shareholders must be received by the Secretary of the Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230, no later than February 3, 2000. Mere submission of a proposal for consideration does not guarantee its inclusion in the proxy material or presentation at the meeting. All shareholder proposals are subject to the rules under the federal securities laws.

                       EXPENSES OF SOLICITATION OF PROXIES

         In addition to the use of the mails, proxies may be solicited by personal interview and telephone by directors, officers and other employees of the Corporation, who will not receive additional compensation for such services. The Corporation will also request brokerage houses, nominees, custodians and fiduciaries to forward soliciting materials to the beneficial owners of stock held of record by them and will reimburse such persons for forwarding materials. The cost of soliciting proxies will be borne by the Corporation.

                                  ANNUAL REPORT

         The Annual Report to Shareholders covering the fiscal year ended March 31, 1999 accompanies this proxy statement, but is not deemed a part of the proxy soliciting material.

         A copy of the fiscal 1999 Form 10-K report to the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to Tim Smith, Secretary, Capital Southwest Corporation, 12900 Preston Road, Suite 700, Dallas, Texas 75230. Such requests must set forth a good faith representation that the requesting party was either a holder of record or a beneficial owner of Common Stock of the Corporation on June 1, 1999. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees.

                                                                       Exhibit A
                          CAPITAL SOUTHWEST CORPORATION
                             1999 STOCK OPTION PLAN

1.       Objective of the Plan.
         ----------------------
         The 1999 Stock Option Plan (the "Plan") is intended to further the established policy of Capital Southwest Corporation (the "Corporation") of
encouraging ownership of its Common Stock, $1.00 par value per share (the "Common Stock"), by key employees of the Corporation and its management company subsidiary, Capital Southwest Management Corporation, and by its officers who are employees of its subsidiaries and of providing incentives for them to enhance the value of the Corporation's stock. By extending to key employees the opportunity to acquire proprietary interests in the Corporation and to participate in its success, the Plan may be expected to benefit the Corporation and its shareholders and to be in their best interests by making it possible for the Corporation to attract and retain the best available talent.

2.       Stock Reserved for the Plan.
         ----------------------------
         One hundred forty thousand (140,000) shares of the authorized but unissued Common Stock are reserved for issuance and may be issued upon the exercise of options granted under the Plan. In lieu of such unissued shares, the Corporation may, in its discretion, transfer upon the exercise of options, reacquired shares or shares bought in the market for the purposes of the Plan provided that (subject to the provisions of Section 14) the total number of shares which may be sold pursuant to the exercise of options granted under the Plan shall not exceed one hundred forty thousand (140,000). If any options granted under the Plan shall for any reason terminate or expire without having been exercised in full, the Common Stock not purchased under such options shall again be available for the purposes of the Plan.

3.       Administration of the Plan.
         ---------------------------
         The Plan shall be administered by the Board of Directors of the Corporation through actions approved by the "required majority" as defined in
Section 57(o) of the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Board of Directors shall have plenary authority in its discretion, but subject to the express provisions of the Plan, to determine the employees to whom, and the time or times at which, options shall be granted, the term of each such option, and the number of shares to be covered by each option; to determine whether an option shall be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or a non-qualified stock option; to interpret the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to determine the employees to whom, and the time or times at which, dividend equivalent rights shall be granted, and the terms of such dividend equivalent rights; to determine the terms (which need not be identical) of option agreements and dividend equivalent right agreements executed and delivered under the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

4.       Eligibility Factors to be Considered in Making Grants.
         ------------------------------------------------------
         An option and/or dividend equivalent right may be granted to any person who, at the time of grant, is either (i) a regular salaried employee of the Corporation or its management company subsidiary, Capital Southwest Management Corporation; or (ii) an officer of the Corporation who is a regular salaried employee of one of its subsidiaries (such person or persons referred to in




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


clauses (i) and (ii) above being singularly hereinafter referred to as "Key Employee," or, if more than one, as "Key Employees"). No incentive stock option may be granted to an individual who immediately after such option is granted owns, within the meaning of Section 422(b) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (or its subsidiaries) (hereinafter called a "l0% Holder"), except in compliance with the provisions of Sections 6 and 7 hereof. In determining the Key Employees to whom options and/or dividend equivalent rights shall be granted and the number of shares to be covered by each option, the Board of Directors shall take into account the duties of the respective Key Employees, their present and potential contributions to the success of the Corporation (or one of its subsidiaries), the anticipated number of years of service remaining and such other factors as they shall deem relevant in connection with accomplishing the purpose of the Plan. Subject to the provisions of Section 5, a Key Employee who has been granted an option may be granted an additional option or options if the Board of Directors shall so determine.

5.       Types of Options; Maximum Allotment of Options.
         -----------------------------------------------
         The Board of Directors may grant either incentive stock options or non-qualified stock options under the Plan. In addition, the aggregate fair market value (determined at the time of grant in accordance with Section 6 hereof) of the shares of Common Stock which any Key Employee is first eligible to purchase in any calendar year by exercise of incentive stock options granted under the Plan and all incentive stock option plans of the Corporation or its subsidiaries shall not exceed $100,000. For this purpose, the fair market value (determined at the respective date of grant of each option) of the stock purchasable by exercise of an incentive stock option (or an installment thereof) shall be counted against the $100,000 annual limitation for a Key Employee only for the calendar year such stock is first purchasable under the terms of the option.

6.       Option Prices.
         --------------
         The purchase price of Common Stock covered by each option shall be 100% of the fair market value of the Common Stock at the time the option is granted, except with respect to incentive stock options granted to any 10% Holder, the purchase price shall be not less than 110% of the fair market value. The fair market value shall be (i) if the Common Stock is listed on a national securities exchange (which term shall include the Nasdaq Stock Market), the last reported sale price of the Common Stock on such exchange on the date on which the option is granted (or if there shall be no trading on such date, then on the next previous date on which there shall have been trading of the Common Stock); (ii) if the Common Stock is not listed on a national securities exchange, the average of the highest bid and the lowest ask prices at the close of business in the over-the-counter market on the date on which the option is granted; or (iii) if the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, as determined by the Board of Directors of the Corporation in good faith on the basis of financial information and information regarding recent sales of Common Stock available to it, using any reasonable valuation method. The Board's determination of the fair market value shall be conclusive and the purchase price of shares of Common Stock under each option shall be set forth in the minutes of the meeting of the Board of Directors.

7.       Term of Option.
         ---------------
         The term of each option shall be for such period as the Board of Directors shall determine, but not more than ten (10) years from the date of granting thereof, except that in the case of incentive stock options granted to

10% Holders, the term of each option shall not exceed five (5) years and each option shall be subject to earlier termination as hereinafter provided.

8.       Exercise of Options and Withholding Taxes.
         ------------------------------------------
         (a) Unless otherwise determined by the Board of Directors, each option shall be exercisable on and after the first anniversary of the date of grant in five (5) equal annual installments of 20% of the shares subject to such option and, except as may be so specified, any annual installment of an option not exercised shall accumulate and thereafter may be exercised as to all, or from time to time any part of, the shares then currently exercisable prior to the expiration of the option. Fractional shares will not be issued. The purchase price of the shares as to which an option shall be exercised shall be paid in full in cash in currency of the United States of America at the time of exercise, except that, subject to the receipt of appropriate orders of the Securities and Exchange Commission which may be required pursuant to the Investment Company Act, the Board of Directors may, in its discretion, provide that payment of the purchase price of such shares may be made with shares of the Corporation's Common Stock. Except as provided in Sections 11 and 12 hereof, no option may be exercised at any time unless the holder thereof is then an employee of the Corporation or one of its subsidiaries. The holder of an option shall not have any of the rights of a shareholder with respect to the shares covered by his option until such shares shall be issued to him upon the due exercise of the option. Proceeds from the sale of stock pursuant to the Plan shall be used for general corporate purposes.

         (b) At the time of exercise of a non-qualified stock option or a disqualifying disposition of shares issued under an incentive stock option, the employee shall remit to the Corporation in cash all applicable federal and state withholding taxes.

9.       Non-Transferability.
         --------------------
         An option granted under the Plan shall not be transferable otherwise than by a will or the laws of descent and distribution, and an option may be exercised during the lifetime of the holder only by him. A dividend equivalent right granted under the Plan shall not be transferable unless otherwise expressly provided by the Board of Directors.

10.      Dividend Equivalent Rights.
         ---------------------------
         Upon the declaration of any capital gain dividend, the Board shall have the authority to grant dividend equivalent rights with respect to such dividend to eligible employees upon such terms and conditions as it shall establish, subject in all events to the following limitations and provisions of general application set forth in the Plan. Each dividend equivalent right shall entitle a holder to receive a payment (cash or otherwise) equal to the market value on the dividend payment date of any specified capital gain dividend declared and paid by the Corporation on one share of Common Stock. The Corporation shall make payments pursuant to each right within five (5) business days after the payment of the specified capital gain dividend to holders of Common Stock.

         Each dividend equivalent right shall be granted independent of any option.

         In the event of termination of employment for any reason, any dividend equivalent right held by such employee on the date of termination shall be forfeited, unless otherwise expressly provided by the Board of Directors.

11.      Termination of Employment.
         --------------------------
         In the event that the employment of any employee of the Corporation or one of its subsidiaries to whom an option has been granted under the Plan shall be terminated (otherwise than by reason of death or for "cause" as defined below) such option may be exercised, to the extent that the holder of the option was entitled to do so at the termination of his employment, at any time within one (1) month after such termination (six (6) months in the case of termination of employment at a time when the employee is "disabled" within the meaning of
Section 105 (d)(4) of the Code) but in no event after the expiration of the term of the option. As used herein, "cause" shall mean gross negligence, dishonesty or breach of fiduciary obligations to the Corporation or its subsidiaries. In the event of termination of the employment of any option holder for cause, all outstanding options held by such terminated employee shall terminate effective as of the date of notice of termination. Options granted under the Plan shall not be affected by any change of duties or position so long as the holder continues to be an employee of the Corporation or one of its subsidiaries or is employed by a corporation (or a related corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies. Retirement pursuant to any pension plan provided by the Corporation and its subsidiaries shall be deemed to be a termination of employment for the purposes of this Section 11. Nothing in the Plan or in any option or dividend equivalent right granted pursuant to the Plan shall confer upon any employee any right to continue in the employ of the Corporation or of the subsidiary by which he is employed.

12.      Death of Employee.
         ------------------
         If an employee of the Corporation or one of its subsidiaries to whom an option has been granted under the Plan shall die while he is employed by the Corporation or one of its subsidiaries or within one (1) month after termination of his employment, such option may be exercised to the extent that the employee was entitled to do so at the date of his death by his executor or administrator or other person at the time entitled by law to the employee's rights under the option, at any time within such period not exceeding six (6) months after the date of the termination of his employment by death or otherwise, as shall be prescribed in the option agreement, but in no event after the expiration of the term of the option.

13.      Definitions.
         ------------
         For purposes of the Plan, a "subsidiary" of the Corporation shall mean a corporation, whether domestic or foreign, in which the Corporation shall own, directly or indirectly, 50% or more of the issued and outstanding capital stock thereof, and "Corporation" shall mean Capital Southwest Corporation and any division thereof.

         For purposes of the Plan, employment with the Corporation or one of its subsidiaries shall mean continuous regular employment as an employee, or an uninterrupted chain of continuous regular employment as an employee or by a corporation (or a related corporation of such corporation) issuing or assuming an option in a transaction to which Section 424(a) of the Code applies.

         Military, sick leave, or other bona fide leave of absence, such as temporary employment by the government, shall not be considered a termination of employment nor an interruption of employment with the Corporation or one of its subsidiaries hereunder if the period of such leave does not exceed 90 days, or, if longer, so long as the employee's right to re-employment is guaranteed either by statute or by contract.

14.      Change in Control; Antidilution.
         --------------------------------
          (a) Notwithstanding any provision of the Plan to the contrary, each outstanding option granted hereunder shall become and remain exercisable in full and each dividend equivalent right granted hereunder shall immediately vest and remain in full force and effect for its term,
               (i) on the date 10 days prior to the record date for a meeting of shareholders of the Corporation called for the purpose of voting upon any transaction or series of transactions (other than a transaction to which only the Corporation and one or more of its subsidiaries are parties) pursuant to which the Corporation would become a subsidiary of another corporation or would be merged or consolidated with or into another corporation, or would engage in an exchange of shares with another corporation, or substantially all of the assets of the Corporation would be sold to or acquired by another person, corporation or group of associated persons acting in concert; or
               (ii) on the date upon which any person,  corporation  or group of associated persons acting in concert, excluding any persons who have then been owners of 10% or more of the Common Stock of the Corporation for a continuous period of at least ten
                    (10) years, becomes a direct or indirect beneficial owner of shares of stock of the Corporation representing an aggregate of more than 25% of the votes then entitled to be cast at a meeting for the purpose of electing Directors of the Corporation; or
               (iii)on the date upon which the persons  who were  members of the
                    Board of Directors of the Corporation as of March 31, 1999 (the "Original Directors"), cease to constitute a majority of the Board of Directors, provided, however, that any new Director whose nomination or selection has been approved by the affirmative vote of at least three of the Original Directors then in office shall also be deemed an Original Director for all purposes of this Section 14(a)(iv).

               The Corporation shall use its best efforts to notify each holder of an option and/or dividend equivalent right of his rights under this Section 14(a) within a reasonable period of time prior to the date or effective date of any transaction or event described above.

          (b) In the event that the Common Stock of the Corporation subject to options granted hereunder is hereafter changed into or exchanged for a different number or kind of shares or other securities of the Corporation or of another corporation by reason of merger, consolidation, exchange of shares, other reorganization, recapitalization, reclassification, combination of shares, stock split-ups or stock dividends,
               (i) the aggregate number and kind of shares subject to outstanding options and dividend equivalent rights granted hereunder shall be adjusted appropriately;
               (ii) rights under  outstanding  options and  dividend  equivalent rights granted hereunder, both as to the number of subject shares, and with respect to options, the option price, shall be adjusted appropriately;

               (iii)where  dissolution  or  liquidation  of the  Corporation  is involved, each dividend equivalent right and outstanding option granted hereunder shall terminate, but the holder of an option shall have the right, immediately prior to such dissolution or liquidation to exercise his option in full, notwithstanding the provisions of Section 8 (but subject to the other terms and conditions of this Plan) and the Corporation shall notify each holder of an option of such right within a reasonable period of time prior to any such dissolution or liquidation; and
               (iv) where any  merger,  consolidation  or  exchange of shares is involved from and after the effective time of such merger, consolidation or exchange of shares, each dividend equivalent right shall remain in full force and effect and become the obligation of any successor entity and each holder of an option shall be entitled, upon exercise of his option in accordance with all of the terms and conditions of this Plan, to receive in lieu of Common Stock of the Corporation, shares of such stock or other securities or consideration as the holders of Common Stock of the Corporation received pursuant to the terms of the merger, consolidation or exchange of shares.
               The adjustments contained in clauses (i), (ii), (iii) and (iv) of this subsection (b) and the manner of application of such provisions shall be determined solely by the Board of Directors and any such adjustment may provide for the elimination of fractional share interests.

15.      Time of Grant.
         --------------
         Nothing contained in the Plan or in any resolution to be adopted by the Board of Directors or the holders of Common Stock of the Corporation shall constitute the granting of any option or dividend equivalent right hereunder. An option or dividend equivalent right pursuant to the Plan shall be deemed to have been granted on the date on which the name of the recipient and the terms of the option or dividend equivalent right, as applicable, are determined by the Board of Directors in accordance with Section 3.

16.      Termination and Amendment of the Plan.
         --------------------------------------
         Unless the Plan shall theretofore have been terminated as hereinafter provided in this Section 16, no option or dividend equivalent right shall be granted hereunder after April 19, 2009. The Board of Directors of the Corporation may at any time prior to that date terminate the Plan or make such modification or amendment of the Plan as it shall deem advisable; provided however, that no amendment may be made which will disqualify an incentive stock option granted hereunder as an "incentive stock option" within the meaning of
Section 422 of the Code, and provided that the Board of Directors may not, without further approval by the holders of Common Stock, except as provided in
Section 14 hereof, increase the maximum number of shares for which options may be granted under the Plan, either in the aggregate or to any individual, or change the manner of determining the minimum option prices or extend the period during which an option may be granted or exercised or amend the requirements as to the class of employees eligible to receive options. No termination, modification or amendment of the Plan may adversely affect the rights of an option holder under an option previously granted to such option holder without the consent of such option holder.

17.      Government Regulations.
         -----------------------
         The Plan, the granting of dividend equivalent rights, the granting and exercise of options thereunder, and the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable laws, rules and regulations.

18.      Shareholder Approval.
         ---------------------
         The Plan shall be submitted to the shareholders for approval at the next annual meeting of shareholders or a special meeting of shareholders called for the purpose of such approval, but in no event more than one (1) year after the date of its adoption by the Board of Directors. No grants will be made under the Plan until it is approved by the shareholders of the Corporation.

19.      Severability.
         -------------
         If any provision of the Plan is held to be illegal or invalid for any reason, that illegality or invalidity shall not affect the remaining portions of the Plan, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included in this Plan. Such an illegal or invalid provision shall be replaced by a revised provision that most nearly comports to the substance of the illegal or invalid provision. If any of the terms or provisions of the Plan or any agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to eligible persons who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, or Section 422 of the Code (with respect to incentive stock options)), those conflicting terms or provisions shall be deemed inoperative to the extent they conflict with those requirements. With respect to incentive stock options, if the Plan does not contain any provision required to be included in a plan under Section 422 of the Code, that provision shall be deemed to be incorporated into the Plan with the same force and effect as if it had been expressly set out in the Plan; provided, however, that, to the extent any option that is intended to qualify as an incentive stock option cannot so qualify, that option (to that extent) shall be deemed to be a non-qualified option for all purposes of the Plan.

                                                                      Appendix A

                          Capital Southwest Corporation

            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- JULY 19, 1999

                    THIS PROXY IS SOLICITED ON BEHALF OF THE
                     BOARD OF DIRECTORS OF THE CORPORATION.

     The undersigned (1) acknowledges receipt of the Notice of Annual Meeting of Shareholders of Capital Southwest Corporation, a Texas corporation, (the "Corporation") to be held on Monday, July 19, 1999, at 10:00 a.m., Dallas time, in the Meeting Room (1st floor) of the North Dallas Bank Tower, 12900 Preston Road, Dallas, Texas, and the Proxy Statement in connection therewith; and (2) appoints James M. Nolan, William R. Thomas and John H. Wilson, and each of them, his proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote upon and act with respect to all of the shares of Common Stock of the Corporation standing in the name of the undersigned, or with respect to which the undersigned is entitled to vote and act at the meeting and at any adjournment thereof, and the undersigned directs that this proxy be voted:



                          IMPORTANT: SIGN ON OTHER SIDE

                     FOR all nominees       WITHHOLD AUTHORITY
                      listed at right           to vote for
                    (except as marked          all nominees
                   to the contrary below)      listed at right   Nominees: Graeme W. Henderson
1.   Election of                                                           Gary L. Martin
     Directors                                                             James M. Nolan
                     -------------             -------------               William R. Thomas
(INSTRUCTION:  To withhold authority to vote for                           John H. Wilson
any individual nominee, write that nominee's name
in the space provided below.)

-------------------------------------

                                                                                                  FOR     AGAINST   ABSTAIN
                                                   2.  Proposal to authorize and adopt the 1999
                                                       Stock Option Plan of the Corporation.     ------   ------    ------


                                                                                                  FOR     AGAINST   ABSTAIN
                                                   3.  Proposal to ratify the appointment of
                                                       KPMG LLP as independent auditors
                                                       for the Corporation.                      ------   ------    ------

                                                   4.  In the  discretion of the proxies,  on any other matter that may properly  come before the meeting or,  subject
                                                       to  the   conditions  in  the  Proxy   Statement,   any
                                                       adjournment thereof.
                                                    This proxy  when  properly  executed  will be voted in the manner directed.  Unless otherwise marked,  this proxy will be voted for the election of the persons  named at the left hereof and for the proposals described in (2) and (3) above.
                                                    If more than one of the proxies  named herein shall be present in person or by  substitute  at the  meeting  or at any  adjournment thereof,  the  majority  of the  proxies so present  and  voting, either in  person or by  substitute,  shall  exercise  all of the powers hereby given.
                                                    The  undersigned  hereby revokes any proxy or proxies  heretofore given to vote upon or act with  respect  to such stock and hereby ratifies and confirms all that the proxies, their substitutes, or any of them, may lawfully do by virtue hereof.

                                                    PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY PROMPTLY IN
                                                    THE ENCLOSED ENVELOPE.  NO POSTAGE IS REQUIRED.



------------------------     ------------------------     ------------------------    Date:       , 1999
Signature of Shareholder     Signature of Shareholder     Title, if applicable


NOTE: Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer. EACH JOINT TENANT SHOULD SIGN.